EXHIBIT 10.1

THIRD SUPPLEMENTAL INDENTURE

THIRD SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of January 12, 2018, among Resolute Forest Products Inc., a Delaware corporation (the “Issuer”), the guarantors party hereto (the “Guarantors”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”) under the indenture referred to below.

WHEREAS the Issuer, the Guarantors and the Trustee have heretofore executed an indenture, dated as of May 8, 2013, as supplemented by the First Supplemental Indenture, dated as of November 30, 2015 and the Second Supplemental Indenture, dated as of April 25, 2016 (as so supplemented, the “Indenture”), providing for the issuance of the Issuer’s 5.875% Senior Notes Due 2023 (the “Notes”), pursuant to which an aggregate principal amount of approximately $600,000,000 of Notes have been validly issued and are outstanding as of the date hereof;

WHEREAS, Section 9.02 of the Indenture provides that the Issuer and the Trustee may amend the Indenture with the written consent of the holder or holders of a majority in aggregate principal amount of the outstanding Notes (including consents obtained in connection with a tender offer or exchange for the Notes) (the “Requisite Consents”);

WHEREAS, pursuant to a written consent, dated as of December 20, 2017, between a Holder of a majority in aggregate principal amount of the outstanding Notes and the Issuer (the “Consent”), a majority in principal amount of the outstanding Notes have validly provided consents and not validly revoked their consents to the adoption of the amendments to the Indenture and the Notes specified below and thus the Requisite Consents have been received;

WHEREAS, this Supplemental Indenture has not resulted in a material modification of the notes previously issued under the Indenture for Foreign Account Tax Compliance Act (FATCA) purposes;

WHEREAS, having received the Requisite Consents from the holders of the outstanding Notes, pursuant to Section 9.02 of the Indenture, the Issuer and the Trustee desire to amend the Indenture;

WHEREAS, the Issuer has delivered to the Trustee, in accordance with Section 9.06 of the Indenture, (i) an Officer’s Certificate and (ii) an Opinion of Counsel stating that the execution of this Supplemental Indenture is authorized or permitted by the Indenture; and

WHEREAS, the Issuer has requested that the Trustee execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Notes as follows:

1.    Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term “holders” in this Supplemental Indenture shall refer to the term “holders” as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such holders. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular Section hereof.

2.    Effectiveness. This Supplemental Indenture shall become effective immediately upon its execution and delivery by the Issuer and the Trustee, but the amendment to the Indenture set forth in Section 3 shall not become operative until the “Consent Consideration” (as defined in the Consent) has been paid to all Holders. If such amendment has not become operative by January 12, 2018, this Supplemental Indenture shall cease to be effective and shall have no further force or effect.

3.    Amendment. The definition of “Subsidiary” in Section 1.01 of the Indenture is amended as by adding the following text immediately prior to the period at the end of such definition:

“; provided, however, that notwithstanding the foregoing, “Subsidiary” shall not include direct or indirect subsidiaries of the Company that have a “de minimis” value as described below and are designated by the Board of Directors as having a “de minimis” value. A subsidiary may be designated as having a “de minimis value” if both the following conditions are met: (i) its market value is less than 0.25% of the consolidated total assets of the Company and its subsidiaries (as determined in accordance with Applicable Accounting Standards) as of the most recently completed fiscal quarter for which internal financial statements are available (it being understood that a negative value shall be deemed to comply with the foregoing clause) and (ii) the aggregate market value of subsidiaries which, at the time of such proposed subsidiary designation, have been designated as having and continue to have “de minimis” value, including the subsidiary to be designated, is less than 0.50% of the consolidated total assets of the Company and its subsidiaries (as determined in accordance with Applicable Accounting Standards) as of the most recently completed fiscal quarter for which internal financial statements are available. For purposes of the foregoing sentence, “market value” shall be determined in good faith by the Board of Directors, which determination may be based on the valuation opinion of a reputable investment bank, valuation firm or accounting firm. At any time that a subsidiary that has been designated as having a “de minimis” value ceases to satisfy the requirements for such designation, such subsidiary shall again be a Subsidiary of the Company.”

4.     Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

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5.    Governing Law. THIS SUPPLEMENTAL INDENTURE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES INSOFAR AS SUCH PRINCIPLES WOULD DEFER TO THE SUBSTANTIVE LAWS OF SOME OTHER JURISDICTION

6.    Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture or with respect to the Consent.

7.    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Signatures of the parties hereto transmitted by facsimile or PDF may be used in lieu of the originals shall be deemed to be their original signatures for all purposes.

8.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

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IN WITNESS WHEREOF, the parties have caused this Third Supplemental Indenture to be duly executed as of the date first written above.

RESOLUTE FOREST PRODUCTS INC., as the Issuer

By:	/s/ Jo-Ann Longworth
	Name:	Jo-Ann Longworth
	Title:	Senior Vice President & Chief Financial Officer

[Signature Page to the Supplemental Indenture]

RESOLUTE FP US INC.
BOWATER NUWAY MID-STATES INC.
LAKE SUPERIOR FOREST PRODUCTS INC.
DONOHUE CORP.
FIBREK U.S. INC.
FIBREK RECYCLING U.S. INC.
CALHOUN NEWSPRINT COMPANY
RESOLUTE FP FLORIDA INC.
ATLAS TISSUE HOLDINGS, INC.

ATLAS SOUTHEAST PAPERS, INC.,
as Guarantors

By:	/s/ Jo-Ann Longworth
	Name:	Jo-Ann Longworth
	Title:	Vice President and Chief Financial Officer

ABIBOW RECYCLING LLC ABITIBI CONSOLIDATED SALES LLC RESOLUTE GROWTH US LLC, as Guarantors By: Resolute Forest Products Inc., its Sole Member

By:	/s/ Jo-Ann Longworth
	Name:	Jo-Ann Longworth
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

RESOLUTE FP AUGUSTA LLC, as Guarantor By: Abitibi Consolidated Sales LLC, its Manager By: Resolute Forest Products Inc., its Sole Member

By:	/s/ Jo-Ann Longworth
	Name:	Jo-Ann Longworth
	Title:	Senior Vice President and Chief Financial Officer

AUGUSTA NEWSPRINT HOLDING LLC, as Guarantor By: Abitibi Consolidated Sales LLC, its Manager By: Resolute Forest Products Inc., its Sole Member

By:	/s/ Jo-Ann Longworth
	Name:	Jo-Ann Longworth
	Title:	Senior Vice President and Chief Financial Officer

BOWATER NEWSPRINT SOUTH LLC FD POWERCO LLC, as Guarantors

By:	/s/ Jo-Ann Longworth
	Name:	Jo-Ann Longworth
	Title:	Manager

[Signature Page to the Supplemental Indenture]

GLPC RESIDUAL MANAGEMENT, LLC, as Guarantor By: Fibrek Recycling U.S. Inc., its Sole Member

By:	/s/ Jo-Ann Longworth
	Name:	Jo-Ann Longworth
	Title:	Vice President and Chief Financial Officer

ATLAS PAPER MILLS, LLC ACCURATE PAPER HOLDINGS, LLC, as Guarantors By: Atlas Tissue Holdings, Inc., its Sole Member

By:	/s/ Jo-Ann Longworth
	Name:	Jo-Ann Longworth
	Title:	Vice President and Chief Financial Officer

ACCURATE PAPER FLEET, LLC, as Guarantor By: Accurate Paper Holdings, LLC, its Sole Member By: Atlas Tissue Holdings, Inc., its Sole Member

By:	/s/ Jo-Ann Longworth
	Name:	Jo-Ann Longworth
	Title:	Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

ATLAS PAPER MANAGEMENT, LLC, as Guarantor By: Atlas Paper Mills, its Sole Member By: Atlas Tissue Holdings, Inc., its Sole Member

/s/ Jo-Ann Longworth
Name:	Jo-Ann Longworth
Title:	Vice President and Chief Financial Officer

RFP ATLAS SALES LLC, as Guarantor By: Resolute Growth US LLC, its Sole Member By: Resolute Forest Products Inc., its Sole Member

/s/ Jo-Ann Longworth
Name:	Jo-Ann Longworth
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to the Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Yana Kisienko
	Name:	Yana Kisienko
	Title:	Vice President

[Signature Page to the Supplemental Indenture]